SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               CORE INDUSTRIES INC
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             (Exact name of registrant as specified in its charter)


                          Commission file number 1-5024
                          -----------------------------


          Nevada                                          38-1052434
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
     of incorporation)

P. O. Box 2000, Bloomfield Hills, Michigan                  48304
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 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:      (248) 642-3400
                                                         --------------

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

     On May 7, 1997, Core Industries Inc (the "Registrant") acquired substantially all of the assets of Air Gage Company, a privately held producer of gaging products and systems for cash of approximately $18 million. Air Gage has annual sales in excess of $30 million.

     A copy of the press release dated May 8, 1997 issued by the Registrant related to the acquisition of Air Gage is attached as Exhibit 99 hereto and is incorporated by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 16, 1997                      CORE INDUSTRIES INC
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                                          By: /s/ MARK J. MACGUIDWIN
                                              ----------------------
                                              Mark J. MacGuidwin
                                              V.P.-Finance and CFO

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                                INDEX TO EXHIBITS

Exhibit Number         Description

     99                Press release of the Registrant issued May 8, 1997.

     27                Financial Data Schedule